UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 3, 2008

RIVERBED TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33023	03-0448754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

199 Fremont Street

San Francisco, CA 94105

(Address of principal executive offices, including zip code)

(415) 247-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On April 3, 2008, Riverbed Technology, Inc. (the “Company”) issued a press release titled “Riverbed Technology Reports First Quarter Preliminary Results,” reporting certain preliminary financial results for the quarter ended March 31, 2008. Also on April 3, 2008, the Company held a conference call relating to these results. A copy of the unofficial transcript of the conference call is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The conference call was broadcast live over the Internet, and a replay of the call can be accessed on our website at

http://ir.riverbed.com.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Unofficial Transcript of Riverbed Technology, Inc. April 3, 2008 Conference Call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVERBED TECHNOLOGY, INC.

Date: April 3, 2008	By:	/s/ Randy Gottfried
Randy Gottfried Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unofficial Transcript of Riverbed Technology, Inc. April 3, 2008 Conference Call